UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

 Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 8, 2014

ATHLON ENERGY INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36026	46-2549833
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

420 Throckmorton Street, Suite 1200, Fort Worth, Texas	76102
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (817) 984-8200

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

Athlon Energy Inc., a Delaware corporation (the “Company”), has entered into three purchase and sale agreements with five unrelated third-party sellers to acquire certain producing properties and undeveloped acreage for an aggregate purchase price of $873 million in cash, subject to customary purchase price adjustments in the oil and natural gas industry.   The properties are 100% operated and are concentrated primarily on the western side of the northern Midland Basin in Martin, Upton, Andrews and Glasscock counties, in proximity to the Company’s existing properties.

On April 8, 2014, the Company entered into a purchase and sale agreement with Hibernia Holdings, LLC, pursuant to which the Company will acquire certain producing properties and undeveloped acreage for approximately $377 million, subject to customary purchase price adjustments in the oil and natural gas industry.  This purchase and sale agreement contains customary representations and warranties, covenants, indemnification provisions and conditions to closing.  The Company expects that this acquisition will close by or before June 2014, although there can be no assurance that all closing conditions will be satisfied.

On April 8, 2014, the Company entered into a purchase and sale agreement with Piedra Energy II, LLC and the other sellers party thereto, pursuant to which the Company will acquire certain producing properties and undeveloped acreage for approximately $291 million, subject to customary purchase price adjustments in the oil and natural gas industry.  This purchase and sale agreement contains customary representations and warranties, covenants, indemnification provisions and conditions to closing.  The Company expects that this acquisition will close by or before June 2014, although there can be no assurance that all closing conditions will be satisfied.

On April 8, 2014, the Company entered into a purchase and sale agreement with a group of sellers, pursuant to which the Company will acquire certain producing properties and undeveloped acreage for approximately $198 million, subject to customary purchase price adjustments in the oil and natural gas industry.  This purchase and sale agreement contains customary representations and warranties, covenants, indemnification provisions and conditions to closing.  The Company expects that this acquisition will close by or before June 2014, although there can be no assurance that all closing conditions will be satisfied.

Certain statements contained in this report on Form 8-K constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. All statements included in this report that address activities, events or developments that the Company expects, believes or anticipates will or may occur in the future are forward-looking statements. Such forward-looking statements include, but are not limited to, statements about the expectations as to the purchase price and completion of the acquisitions. The Company can give no assurance that such expectations will prove to have been correct. These forward-looking statements represent the Company’s expectations or beliefs concerning future events, and it is possible that the results described in this this report will not be achieved. These forward-looking statements are subject to risks, uncertainties, and other factors, many of which are outside of the Company’s control, which could cause actual results to differ materially from the results discussed in the forward-looking statements.

Any forward-looking statement speaks only as of the date on which it is made, and, except as required by law, the Company does not undertake any obligation to update or revise any forward-looking statement, whether as a result of new information, future events, or otherwise. New factors emerge from time to time, and it is not possible for the Company to predict all such factors. When considering these forward-looking statements, you should keep in mind the risk factors and other cautionary statements in the Company’s filings with the United States Securities and Exchange Commission. The risk factors and other factors noted in the Company’s filings could cause the Company’s actual results to differ materially from those contained in any forward-looking statement.

Item 7.01 Regulation FD Disclosure.

On April 8, 2014, the Company  issued a press release announcing the acquisitions described above. A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K. The Company will host a brief conference call tomorrow, April 9, at 10:00 a.m. Central time to discuss the details of the acquisitions. A brief presentation providing maps and other data relating to the acquisitions can be accessed on the Company’s website at www.athlonenergy.com.

In accordance with General Instruction B.2 of Form 8-K, the press release is deemed to be “furnished” and shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information and Exhibit be deemed incorporated by reference into any filing under the Securities Act or the Securities Exchange Act of 1934, each as amended.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired

The audited Schedules of Direct Operating Revenues and Direct Operating Expenses of Certain Oil and Natural Gas Properties of Hibernia Holdings, LLC and Piedra Energy II, LLC for the year ended December 31, 2013, are included as Exhibits 99.2 and 99.3, respectively, hereto.

(d) Exhibits.

Number	Exhibit

99.1	Press Release dated April 8, 2014 regarding Acquisitions.
99.2	Audited Schedule of Direct Operating Revenues and Direct Operating Expenses of Certain Oil and Natural Gas Properties of Hibernia Holdings, LLC for the year ended December 31, 2013.
99.3	Audited Schedule of Direct Operating Revenues and Direct Operating Expenses of Certain Oil and Natural Gas Properties of Piedra Energy II, LLC for the year ended December 31, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATHLON ENERGY INC.

Date: April 8, 2014	By:	/s/ William B. D. Butler
William B. D. Butler
Vice President—Chief Financial Officer and
Principal Financial Officer

Exhibit Index

Number	Exhibit

99.1	Press Release dated April 8, 2014 regarding Acquisitions.
99.2	Audited Schedule of Direct Operating Revenues and Direct Operating Expenses of Certain Oil and Gas Properties of Hibernia Holdings, LLC for the year ended December 31, 2013.
99.3	Audited Schedule of Direct Operating Revenues and Direct Operating Expenses of Certain Oil and Natural Gas Properties of Piedra Energy II, LLC for the year ended December 31, 2013.